Exhibit 99.2

                           [Ernst & Young Letterhead]


          Independent Auditor's Annual Servicer Compliance Certificate
                         Medallion Trust Series 2003-1G


To:  Directors of Commonwealth Bank of Australia
To:  Directors of Securitisation Advisory Services Pty Limited

SCOPE

We have reviewed Commonwealth Bank of Australia's activities for the purpose of determining its compliance with the servicing standards contained in the Master Trust Deed dated 8 October 1997, and the Medallion Trust Series 2003-1G Series Supplement (collectively the "Documents"), in relation to the Medallion Trust Series 2003-1G for the period ended 30 June 2003, in accordance with the statement by the Division of Corporation Finance of the Securities and Exchange Commission dated 21 February 2003, and our engagement letter dated 25 September 2003.

We have reviewed the servicing standards contained in the Documents as summarised in Appendix 1, to enable us to report on whether those servicing standards are similar to those contained in the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), attached hereto as Appendix 2, which establishes a minimum servicing standard for the asset backed securities market in the United States of America. No equivalent of the USAP exists in Australia.

The management of the Servicer is responsible for maintaining an effective internal control structure including internal control policies and procedures relating to the servicing of mortgage loans. We have conducted an independent review of the servicing standards included in Appendix 1, in order to express a statement on the Servicer's compliance with them to Commonwealth Bank of Australia and Securitisation Advisory Services Pty Limited.

Our review of the servicing standards has been conducted in accordance with Assurance Engagements Standard AUS 108 "Assurance Engagements" and accordingly included such tests and procedures as we considered necessary in the circumstances. In conducting our review we have also had regard to the guidance contained in the USAP. These procedures have been undertaken to enable us to report on whether anything has come to our attention to indicate that there has not been compliance in all material respects by the Servicer with the servicing standards contained in the Documents for the period ended 30 June 2003.

Our review did not include an assessment of the adequacy of the servicing standards themselves.


                           Liability limited by the Accountants Scheme, approved under the Professional Standards Act 1994 (NSW).

This statement has been prepared for the use of Commonwealth Bank of Australia and Securitisation Advisory Services Pty Limited as at 30 June 2003 in accordance with the requirements of the statement by the Division of Corporation Finance of the Securities and Exchange Commission dated 21 February 2003, and the engagement letter dated 25 September 2003. We disclaim any assumption of responsibility for any reliance on this review statement, to any person other than Commonwealth Bank of Australia and Securitisation Advisory Services Pty Limited.

STATEMENT

Based on our review, nothing has come to our attention to indicate that;

o there has been significant deficiencies in the Servicer's compliance with the servicing standards contained in the Documents attached hereto as Appendix 1, in respect of the Medallion Trust Series 2003-1G, for the period ended 30 June 2003;

o the servicing standards contained in the Documents are not similar to the minimum servicing standards contained in the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), except for the following:

     o Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a mortgagor's account;

     o Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan;

     o Tax and insurance payments shall be made on or before the penalty or insurance policy expiration dates, as indicated on tax bills and insurance premium notices, respectively, provided that such support has been received by the servicing entity at least thirty (30) calendar days prior to these dates;

     o Any late payment penalties paid in conjunction with the payment of any tax bill or insurance premium notice shall be paid from the servicing entity's funds and not charged to the mortgagor, unless the late payment was due to the mortgagor's error or omission;

     o Escrow accounts shall be analyzed, in accordance with the mortgagor's loan documents, on at least an annual basis;

     o Interest on escrow accounts shall be paid, or credited, to mortgagors in accordance with the applicable state laws;

     o A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.


/S/ ERNST & YOUNG

Ernst & Young

29 September 2003

[LOGO] ERNST & YOUNG


APPENDIX 1

EXTRACT OF THE SERVICING STANDARDS FROM THE MEDALLION TRUST SERIES 2003-1G SERIES SUPPLEMENT DATED 5 MARCH 2003

16       SERVICING OF MORTGAGE LOAN RIGHTS

16.1     APPOINTMENT OF SERVICER

         The Servicer is hereby appointed and agrees to act as the Servicer of the Mortgage Loan Rights (with effect on and from the Cut-Off Date) which, from time to time, form part of the Assets of the Series Trust, on the terms and conditions of this Deed.

16.2     OBLIGATION TO ACT AS SERVICER UNTIL TERMINATION OF APPOINTMENT

         The Servicer's duties and obligations contained in this Deed continue until the date of the Servicer's retirement or removal as Servicer in accordance with this Deed.

16.3     GENERAL SERVICING OBLIGATION

         The Servicer must ensure that the Servicing of the Mortgage Loan Rights which from time to time form part of the Assets of the Series Trust (including the exercise of the express powers set out in this clause
         16) is:

         (a) (IN COMPLIANCE WITH THIS CLAUSE 16): in compliance with the express limitations in this clause 16 (unless the prior written consent of the Manager and the Trustee is obtained); and

         (b) (IN ACCORDANCE WITH SERVICING STANDARDS): to the extent that this clause 16 does not provide otherwise, in accordance with the Servicing Standards.

16.4     POWER TO SERVICE

         (a) (SERVICING FUNCTIONS VESTED IN SERVICER): The function of servicing the Mortgage Loan Rights which at any given time form part of the Assets of the Series Trust is vested in the Servicer and its is entitled to undertake the servicing of those Mortgage Loan Rights to the exclusion of the Trustee (other than when acting as Servicer in accordance with clause
                  18) and the Manager.

         (b) (EXPRESS POWERS): Without limiting its general powers, the Servicer has the express powers set out in this clause 16 in relation to the servicing of the Mortgage Loan Rights which at any given time form part of the Assets of the Series Trust.

16.5     EXERCISE OF DISCRETIONS

         The Servicer must, in servicing the Mortgage Loan Rights which then form part of the Assets of the Series Trust, exercise its power and discretions under this Deed, the Servicing Guidelines, and the relevant Mortgage Documents to which it is a party in accordance with standards and practices suitable for a prudent lender in the business of making retail home loans.

16.6     SERVICER'S UNDERTAKING REGARDING MORTGAGE LOAN RIGHTS

         The Servicer undertakes for the benefit of the Trustee, that it will either directly (including by the exercise of its delegated powers under this Deed and the Master Trust Deed from the Trustee and the Sellers) or indirectly:

         (a) (DULY STAMP): promptly ensure that any Mortgage Loan Document in relation to a Mortgage Loan following any amendment, consolidation, supplementation, novation or substitution of a Mortgage, is duly stamped (if liable to stamp duty) and duly registered (where registration is required) with the relevant land titles office to constitute, in the case of a Mortgage, a subsisting first-ranking registered mortgage over the relevant properly;

         (b) (NOTIFY BREACHES OF SERVICING GUIDELINES): promptly notify the Trustee and the Manager of any material breach of the Servicing Guidelines by the Servicer in relation to the servicing of the Mortgage Loan Rights then forming part of the Assets of the Series Trust;

         (c) (COMPLY WITH MORTGAGE INSURANCE POLICIES): notwithstanding any other provision in this Deed, comply with its material obligations under any Mortgage Insurance Policy in respect of Mortgage Loans then forming part of the Assets of the Series Trust;

[LOGO] ERNST & YOUNG                                                  Appendix 1

         (d) (EXECUTIVE DOCUMENTS): at the Trustee's request (acting on the direction of the Manager), execute such further documents and do anything else (including, without limitation, executing further powers of attorney substantially in the form of Schedules 2, 3 and 4) that the Trustee reasonably requires to ensure its ability to register Mortgage Transfers and the registration of the Power of Attorney in each jurisdiction of Australia;

         (e) (UPSTAMP): if a Seller makes any further advance or otherwise provides further financial accommodation to a Borrower, ensure that any further stamp duty which becomes payable on the relevant Mortgage Documents as a result of such further advance or provision of financial accommodation is duly paid promptly in accordance with any applicable laws;

         (f) (MAKE CALCULATIONS): upon receipt of notice that a Borrower desires to repay a Mortgage Loan in full, prepare and make available documentation and make such calculations as are necessary to enable the repayment of the Mortgage Loan and discharge of the corresponding Mortgage and any Collateral
                  Securities (provided that the Servicer is not required to discharge a Mortgage of Collateral Securities if they also secure another Mortgage Loan or an Other Loan);

         (g)      (DELIVER MORTGAGE DOCUMENTS AND PERFORM OBLIGATIONS):

              (i) if a Perfection of Title Event occurs, promptly deliver to the
                  Trustee (or procure delivery to the Trustee of) all Mortgage Documents not otherwise provided to the Trustee in accordance with clause 25 and (subject to any restrictions imposed by any law) promptly provide such evidence in its possession or control as may be required by the Trustee to support any claim in respect of any Mortgage Loan Rights; and

            (ii) duly and punctually perform each of its material obligations under this Deed and under each of the Mortgage Documents and the Transaction Documents to which it is a party;

         (h) (PERFECTION OF TITLE EVENT): assist and co-operate with the Trustee and the Manager in the Trustee obtaining legal title to the Mortgage Loan Rights following a Perfection of Title Event;

         (i) (WRITE-OFFS): where any material amount of a Mortgage Loan has been written off as uncollectible in accordance with the Servicing Guidelines and this Deed and GEMI, GEMICO or PMI, as the case may be, has rejected a claim made by the Servicer under the applicable Mortgage Insurance Policy, ensure that the documentation relevant to that Mortgage Loan is examined to determine whether the representations and warranties made pursuant to clause 13.1 in respect of that Mortgage Loan were correct at the Cut-Off Date. After such examination, the Servicer must notify the Trustee if the representations and warranties made pursuant to clause 13.1 were incorrect when given in respect of that Mortgage Loan as at the Cut-Off Date (and if the Servicer and the relevant Seller in relation to the Mortgage Loan are the same person such notice will be deemed to be a notice given by that Seller under clause 14.1, and must comply with that clause) and if this is the case CBA must, if the determination made by the Servicer in this paragraph is made after the expiry of the Prescribed Period, pay damages to the Trustee in accordance with clause 14.9;

         (j) (FIXED RATE SWAPS): ensure that before the Servicer aggress with a Borrower, or allows a Borrower to elect, to vary the rate of interest payable under a Mortgage Loan to become a fixed rate for a given period, the Trustee and the Manger have entered into (or have confirmed that they will enter into) a Fixed Rate Swap for that given period in accordance with section 16 of the Interest Rate Swap Agreement. Upon the request of the Servicer, the Manager must enter into and must direct the Trustee to enter into (and upon such direction the Trustee must enter into) a Fixed Rate Swap in accordance with section 16 of the Interest Rate Swap Agreement. The maximum term of a Fixed Rate Swap entered into pursuant to this clause must not exceed 10 years unless each Rating Agency issues a Rating Affirmation Notice in respect of such longer period. The Servicer is not in breach of this clause 16.6(j) if the Trustee and the Manager fail to enter into a Fixed Rate Swap in accordance with a request of the Servicer pursuant to this clause 16.6(j); and

         (k) (BASIS CAP): ensure that before the Servicer aggress with a Borrower, or allows a Borrower to elect, to cap the variable rate of interest payable under a Mortgage Loan for a given period, the Trustee and the Manager have entered into (or have confirmed that they will enter into) an Interest Rate Basis Cap for that given period in accordance with Part 5(18) of the Schedule to the Interest Rate Swap Agreement. Upon the request of the Servicer, the Manager must enter into and must direct the Trustee to enter into (and upon such direction the Trustee must enter into) an Interest Rate Basis Cap in accordance with such Part. The maximum term of an Interest Rate Basis Cap entered into pursuant to this clause must not exceed 10 years unless each Rating Agency issues a Rating Affirmation Notice in respect of such longer period. The Servicer is not in breach of this clause 16.6(k) if the Trustee and the Manger fail to enter into an Interest Rate Basis Cap in accordance with a request of the Servicer pursuant to this clause 16.6(k).

16.7     INTEREST RATES ON MORTGAGE LOANS

         The Servicer must, as part of its function of servicing the Mortgage Loans, set the interest rate charged and the monthly instalment to be paid by the Borrower on each Mortgage Loan forming part of the Assets of the Series Trust. The Servicer must ensure that the monthly instalment to be paid in relation to each Mortgage Loan is equal to or greater than the monthly interest payable on that Mortgage Loan (but without limiting any right of the Borrower to pay less than the monthly instalment, or no monthly

[LOGO] ERNST & YOUNG                                                  Appendix 1


         instalment, where the amount outstanding under the Mortgage Loan is less than the Scheduled Balance of the Mortgage Loan). For so long as CBA is the Servicer, such interest rate must be the interest rate which the relevant Seller charges on the same type of mortgage loan (having regard, among other things, to the nature of the Mortgage Loan product and the type of borrower) which is recorded on its Mortgage Loan System but which has not been assigned to the Trustee, unless this Deed requires the Servicer to charge a different rate in respect of that Mortgage Loan.

16.8     RELEASE OF SUBSTITUTION OF SECURITY

         (a) (SUBSTITUTION AND RELEASE): The Servicer may, in relation to a Mortgage Loan which is then an Asset of the Series Trust, release or substitute any corresponding Mortgage or First
                  Layer of Collateral Security provided that this is in accordance with the corresponding Mortgage Insurance Policy and the Servicing Guidelines.

         (b) (INDEMNITY): The Servicer indemnifies the Trustee (whether on its own account or for the account of the Securityholders of the Series Trust) against any costs (including legal costs charged at the usual commercial rates of the relevant legal services provider), damages or loss it suffers as a result of any release or substitution of any Mortgage or First Layer of Collateral Securities which then are Assets of the Series Trust not being accordance with clause 16.8(a). The amount of the costs, damages and loss is to be determined by agreement between the Trustee and the Servicer or, failing agreement, by the Servicer's external auditors. The amount cannot exceed the principal amount outstanding in respect of the Mortgage Loan (as recorded on the Mortgage Loan System) and any accrued but unpaid interest and any outstanding fees in respect of the Mortgage Loan (calculated at the time of Agreement between the Trustee and the Servicer or by the Servicer's external auditors, as the case may be).

16.9     VARIATION OR RELAXATION OF TERMS OF MORTGAGE LOANS

         (a) (VARIATIONS): Subject to clauses 16.9(b) and 16.25, the Servicer may vary, extend or relax the time to maturity, the terms of repayment or any other term of a Mortgage Loan and its related Mortgage and First Layer of Collateral Securities which are then Assets of the Series Trust.

         (b)      (LIMITATIONS ON VARIATIONS):  Except as contemplated by clause
                  16.14 or where a Mortgage Loan is regarded as having been repaid in full as provided in clause 16.20(b), the Servicer must not grant any extension of the time to maturity of a Mortgage Loan which is then an Asset of the Series Trust beyond 30 years from the Settlement Date for the Mortgage Loan or allow any reduced monthly payment that would result in such an extension.

16.10    RELEASE OF DEBT

         Subject to clause 16.14, the Servicer may not voluntarily release a Borrower from any amount owing in respect of a Mortgage Loan, related Mortgage or First Layer of Collateral Security unless that amount has been written off by the Servicer, or the Servicer has determined to write-off such amount, in either case in accordance with the Servicing Standards.

16.11    WAIVERS, RELEASES AND COMPROMISES

         Subject to clauses 16.9 and 16.10, the Servicer may:

         (a) (WAIVE BREACHES): waive any breach under, or compromise, compound or settle any claim in respect of; or

         (b) (GRANT RELEASES): release any party from an obligation or claim under, a Mortgage Loan which is then an Asset of the Series Trust or any related Mortgage or First Layer of Collateral Securities.

16.12    CONSENT TO SUBSEQUENT SECURITY INTERESTS

         The Servicer may consent to the creation or existence of any Security Interest in relation to any Land the subject of a Mortgage which is then an Asset of the Series Trust:

         (a) (THIRD PARTIES): in favour of a party, other than the Trustee or a Seller, only if by way of a priority agreement or otherwise the Servicer ensures that the relevant Mortgage will rank ahead in priority to the third party's Security Interest on enforcement for an amount not less than the principal amount (plus accrued but unpaid interest) outstanding on the Mortgage Loan (as recorded on the Mortgage Loan System) plus such extra amount (if any) as is determined in accordance with the Servicing Guidelines; or

         (b) (TRUSTEE OR SELLER): in favour of the Trustee or a Seller in which case the Trustee and that Seller agree that the relevant Mortgage will rank ahead in priority to the Trustee's Security Interest or that Seller's Security Interest (as the case may be) on enforcement for an amount equal to the principal amount (plus accrued but unpaid interest) outstanding on the Mortgage Loan (as recorded on the Mortgage Loan System) plus such extra amount (if any) as is determined in

[LOGO] ERNST & YOUNG                                                  Appendix 1



                  accordance with the Servicing Guidelines. This clause will continue to bind the Trustee following its retirement or removal pursuant to clause 19 of the Master Trust Deed.

16.13    CONSENT TO LEASES ETC.

         The Servicer may, in accordance with the Servicing Guidelines, consent to the creation of any leases, licences or restrictive covenants in respect of Land subject to a Mortgage which is then an Asset of the Series Trust.

16.14    RELIEF UNDER BINDING PROVISION OR ON ORDER OF COMPETENT AUTHORITY

         (a)      (GRANT RELEASES ETC.): The Servicer may:

                  (i) release a Mortgage or a First Layer of Collateral Security which is then an Asset of the Series Trust;

                  (ii) reduce the amount outstanding under, or vary the terms (including, without limitation, in relation to repayment) of, any Mortgage Loan, related Mortgage or First Layer of Collateral Security which is then an Asset of the Series Trust; or

                  (iii) grant other relief to a Borrower or the provider of a First Layer of Collateral Security which are then Assets of the Series Trust,

         when to do so is pursuant to a Binding Provision or an order, decision, finding, judgment or determination of a Competent Authority or, in the Servicer's opinion, such action would be taken or required by a Competent Authority.

         (b)      (If order or determination  results from failure of Servicer):
                  If it is determined that the order, decision, finding, judgment or determination referred to in clause 16.14(a) was made by the Competent Authority as a result of a Seller or the
                  Servicer:

                  (i) breaching any Binding Provision, applicable regulation, statute or official directive at the time the Mortgage, the First Layer of Collateral Security or the Mortgage Loan was granted or a Seller Advance was made in respect of such Mortgage Loan (other than a Binding Provision, regulation, statute, or official directive which provides for relief on equitable or like grounds when paragraph (ii) is also not satisfied); or

                  (ii) not acting in accordance with the standards and practices suitable for a prudent lender in the business of making retail home loans,

                  then the Servicer must notify the Trustee of the making of such an order, decision, finding, judgment or determination and CBA (on behalf of itself and Homepath, where applicable) or the Servicer (as the case may be) must pay damages to the Trustee by 10.00 am on the Distribution Date next occurring after such notification is given by the Servicer. The amount of such damages will be the amount agreed between the Trustee (acting on expert advice taken pursuant to clause 16.6 of the Master Trust Deed, if necessary) and CBA or the Servicer, as the case may be (or, failing agreement, by CBA's or the Servicer's external auditors) as being sufficient to compensate the Trustee for any losses suffered by the Series Trust as a result of the release, reduction, variation or relief (as the case may be). The amount cannot exceed the principal amount outstanding in respect of the relevant Mortgage Loan (as recorded on the Mortgage Loan System) and any accrued but unpaid interest and any outstanding fees in respect of the Mortgage Loan (calculated in both cases at the time of Agreement between the Trustee and CBA or the Servicer or by CBA's or the Servicer's external auditors, as the case may be).

16.15    LITIGATION

         The Servicer may institute litigation in respect of the collection of any amount owing under a Mortgage Loan which is then an Asset of the Series Trust but is not required to do so or to continue any litigation if the Servicer has reasonable grounds for believing, based on advice from its legal advisers (either internal or external), that

         (a) (Mortgage Loan unenforceable): the Servicer is, or will be, unable to enforce the provisions of the Mortgage Loan under which such amount is owing; or

         (b) (Proceedings uneconomical): the likely proceeds from such litigation, in light of the expenses in relation to the litigation, do not warrant such litigation.

16.16    ENFORCEMENT ACTION

         (a)      (Servicer  may take  enforcement  action):  Subject  to clause
                  16.26(u), the Servicer may take such action to enforce a Mortgage Loan and any related Mortgage or First Layer of Collateral Securities which are then Assets of the Series Trust which it determines should be taken.

         (b) (Servicer must not take or fail to take action in certain circumstances): The Servicer must not knowingly take any action, or knowingly fail to take any action, if that action or failure to take action will interfere with the enforcement by the Servicer or Trustee of any Mortgage Loan Rights

[LOGO] ERNST & YOUNG                                                  Appendix 1



                  which are then Assets of the Series Trust (unless such action or failure is in accordance with the Servicing Standards).

16.17    INCURRING ADDITIONAL EXPENSES

         The Servicer may incur any Expenses referred to in paragraph (a) of that definition in connection with the management, maintenance or sale of any property secured by a Mortgage or a First Layer of Collateral Security which are then Assets of the Series Trust and the Trustee must reimburse the Servicer for such Expenses, to the extent funds are available for this purpose pursuant to clause 10.2(h), on each Distribution Date and, if such Expenses are not reimbursed in full on any Distribution Date, must reimburse the balance unpaid on each subsequent Distribution Date from the funds available for this purpose pursuant to clause 10.2(h) on that Distribution Date.

16.18    MORTGAGE INSURANCE AND INSURANCE POLICY CLAIMS

         The Servicer may, in accordance with the Servicing Standards, compromise, compound or settle any claim in respect of any Mortgage Insurance Policy or any Insurance Policy which is then an Asset of the Series Trust.

16.19    INSURANCE POLICY PROCEEDS

         (a) (Release of insurance proceeds): Proceeds received in respect of an Insurance Policy in respect of Land which is then an Asset of the Series Trust may be released, on the Trustee's behalf, if:

                  (i) such release of proceeds is conducted in accordance with the Servicing Standards; and

                  (ii) the proceeds are paid on an invoice-by-invoice basis directly to those who are carrying out work to rebuild, reinstate or repair the property to which the proceeds relate.

         (b) (APPLICATION OF INSURANCE PROCEEDS): Any proceeds referred to in clause 16.19(a) which are not released in accordance with that clause must be applied in compliance with the Servicing Guidelines to the account established in the Servicer's records for the relevant Mortgage Loan up to the principal amount outstanding in respect of that Mortgage Loan plus accrued but unpaid interest.

         (c) (SERVICING TRANSFER): If a Servicing Transfer occurs the Servicer must immediately pay to the Trustee all proceeds previously retained by it under paragraph (a) and not yet released under paragraph (a).

16.20    SELLER ADVANCES

         If a Seller makes a further advance to a Borrower and:

         (a) (Separate account and trusts): that Seller opens a separate account in its records in relation to the advance, the advance is considered for the purposes of this Deed to be an Other Loan and upon creation, the Trustee will automatically by virtue of this Deed, and without the necessity for any further act or thing to be done or brought into existence, hold the benefit of its right, title and interest in such Other Loan for that Seller as trustee of the CBA Trust and the Trustee will hold any Mortgage and any First Layer of Collateral Securities in respect of such Other Loan in accordance with clause 7.2 and any Second Layer of Collateral Securities in respect of such Other Loan in accordance with clause 7.1;

         (b) (Advance leads to Scheduled Balance being exceeded): that Seller records the advance as a debit to the account in its records for an existing Mortgage Loan which is then part of the Assets of the Series Trust and the advance leads to the Scheduled Balance in respect of that Mortgage Loan (prior to the approval of the advance) being exceeded by more than one scheduled monthly instalment, the Mortgage Loan is, for the purposes of this Deed only, treated as having been repaid in full by the payment by that Seller to the Trustee of the sum necessary to repay that Mortgage Loan. Such payment from that Seller must equal the principal balance plus accrued but unpaid interest and fees owing in respect of the Mortgage Loan before the advance was made and must be paid by that Seller to the Trustee and, following such payment, allocated by the Trustee to the Collections Account of the Series Trust; or

[LOGO] ERNST & YOUNG                                                  Appendix 1


         (c) (Advance does not lead to Scheduled Balance being exceeded): that Seller records that advance as a debit to the account in its records for an existing Mortgage Loan which is then part of the Assets of the Series Trust and this does not lead to the Scheduled Balance in respect of that Mortgage Loan being exceeded by more than one scheduled monthly instalment, the advance is treated as an advance made pursuant to the terms of the relevant Mortgage Loan and the rights to repayment of such will be a Mortgage Loan Right forming part of the Assets of the Series Trust.

16.21    RESTRICTIONS ON SELLER ADVANCES

         CBA shall not, and shall ensure that the other Seller does not:

         (a) (ADVANCE OVER SCHEDULED BALANCE IF NON-PERFORMING): make an advance pursuant to clause 16.20(b) in relation to a Mortgage Loan which the Servicer has determined, in accordance with the Servicing Standards, is a non-performing loan; or

         (b) (ADVANCE UNDER SCHEDULED BALANCE IF NON-PERFORMING): make an advance pursuant to clause 16.20(c) if the then aggregate of:

                  (i)      all  Seller  Advances  not  repaid  by  the  relevant
                           Borrower (calculated on the basis that, for this purpose only, any payments on account of principal in respect of a Mortgage Loan first reduce the amount of the Seller Advances made in relation to that Mortgage
                           Loan) in relation to the Mortgage Loans then part of the Assets of the Series Trust; and

                  (ii)     the then Standby Redraw Facility Principal,

                  exceed, or will as a result of the advance exceed, the then Standby Redraw Facility Limit.

         If a Seller makes an advance to a Borrower which results in a breach of CBA's obligations under this clause then:

         (c) (TREATED AS AN ADVANCE): that advance will, for all purposes, be treated as a Seller Advance (and as if properly made in accordance with clause 16.20(c)); and

         (d) (CBA INDEMNITY): CBA indemnifies the Trustee (whether on its own account or for the account of the Securityholders of the Series Trust) against any costs, damages or loss it suffers as a result of such breach (except to the extent to which such costs, damages or loss is recoverable by the Trustee pursuant to a Mortgage Insurance Policy).

16.22    SERVICER'S ACTIONS BINDING ON TRUSTEE

         Without limiting in any way the Servicer's liability to the Trustee for breaching the provisions of this Deed, any act by the Servicer in servicing Mortgage Loan Rights which are Assets of the Series Trust is binding on the Trustee whether or not such act or omission is in compliance with this clause 16.

16.23    SERVICER TO PAY ITS OWN EXPENSES

         Subject to clause 16.17, the Servicer must pay from the amount received under clause 19.4 all expenses incurred by it in connection with servicing the Mortgage Loans, including expenses related to the collection of the Mortgage Loans, the fees and disbursements of independent accountants and all other fees and expenses which are not expressly stated in this Deed or the Master Trust Deed to be payable by the Trustee. The Servicer must, at least 5 Business Days before each Distribution Date, forward to the Manager a list of expenses for the Collection Period just ended for which it is seeking reimbursement pursuant to this clause.

16.24    SERVICER TO TRANSMIT INFORMATION TO MANAGER

         The Servicer must prepare and transmit to the Manager on or before the day which is 2 Business Days before each Distribution Date the information necessary to enable the Manager to prepare the Quarterly Certificate and the Pool Performance Data in respect of the Collection Period just ended. The Servicer will not be in breach of this clause
         16.24 if it fails to provide the Pool Performance Data to the Manager provided that it has used reasonable endeavours to produce the Pool Performance Data for that Collection Period but has been unable to do so with sufficient accuracy (as determined by the Servicer and taking into account the likely distribution of the Pool Performance Data and uses to be made of the Pool Performance Data).

16.25    PROSPECT AMENDMENTS TO SERVICING GUIDELINES

         The Servicer must deliver copies of all proposed material amendments to the Servicing Guidelines which relate to the Servicer's servicing functions in respect of the Mortgage Loan Rights then comprising Assets of the Series Trust to each Support Facility Provider where the consent of such Support Facility Provider to such material amendment is required under the terms of the corresponding Support Facility. The adoption of those amendments by the Servicer takes effect upon the consent of the Support Facility Provider to the proposed amendment (or, where provided under the Support

[LOGO] ERNST & YOUNG                                                  Appendix 1



         Facility, upon the date that the Support Facility Provider is deemed to have consented to the proposed amendment). The Servicer must deliver a copy of any proposed material amendment to the Servicing Guidelines to the Trustee, the Manager and the Rating Agencies. The Servicer must not amend the Servicing Guidelines unless each Rating Agency has either:

         (a) (CONFIRMED NO DOWNGRADE): confirmed (either orally or in writing) that the proposed amendment will not result in a reduction, qualification or withdrawal of its then current rating of the Securities; or

         (b) (10 BUSINESS DAYS AFTER DELIVERY): not notified the Servicer of its intention not to reaffirm the then current rating of a Security, within 10 Business Days after the delivery to it of the proposed amendments.

16.26    FURTHER SERVICER UNDERTAKINGS

         The Servicer further undertakes for the benefit of the Trustee, the Manager, the Security holders and the Unitholders that it will:

         (a) (AUDITED ACCOUNTS): give the Trustee the audited Accounts of the Servicer for each financial year of the Servicer within 120 days of the end of that year;

         (b) (KEEP PROPER BOOKS): keep proper and adequate books of account (which may be kept electronically) for the Mortgage Loan Rights of the Series Trust;

         (c) (INFORMATION): Subject to the provisions of the Privacy Act and the Servicer's duty of confidentiality to its clients under general law or otherwise, promptly make available to the Manager, the Auditor and the Trustee any books, reports or other oral or written information and supporting evidence of which the Servicer is aware that they reasonably request with respect to the Series Trust or the Assets of the Series Trust from time to time or with respect to all matters in the possession of the Servicer in respect of the activities of the Servicer to which this Deed relates;

         (d) (NOTIFY MATERIAL MISREPRESENTATIONS): notify the Manager and the Trustee promptly if it becomes actually aware that any material representation or warranty made or taken to be made by or on behalf of a Seller or the Servicer in connection with a Transaction Document in relation to the Series Trust is incorrect when made or taken to be made;

         (e) (CERTIFICATE): within 5 Business Days of a request from the Manager or the Trustee, provide the Manager or the Trustee (as the case may be) with a certificate from the Servicer signed by 2 Authorised Officers of the Servicer on its behalf which states whether to the best of the Servicer's knowledge and belief a Servicer Default or a Perfection of Title Event has occurred (a request under this clause will be made by the Trustee only once in each 6 calendar month period, unless the Trustee when making the request sets out reasonable grounds for believing that a Servicer Default or a Perfection of Title Event is subsisting);

         (f) (NOTIFY SERVICER DEFAULT OR PERFECTION OF TITLE EVENT): notify the Trustee promptly after the Servicer becomes actually aware of any Servicer Default or the occurrence of any Perfection of Title Event and at the same time or as soon as possible thereafter provide full details thereof;

         (g) (COMPLY WITH LAWS): comply with the requirements of any relevant laws in carrying out its obligations under the Transaction Documents for the Series Trust including the Consumer Credit Code;

         (h) (AUTHORISATIONS): obtain and maintain all authorisations, filings and registrations necessary to properly service the Mortgage Loans;

         (i) (NOT MERGE WITHOUT ASSUMPTION): not merge or consolidate into another entity, unless the surviving entity assumes its rights and obligations as a Seller and the Servicer under the Transaction Documents for the Series Trust and the Rating Agencies are notified;

         (j) (NOT ENTER INTO LIQUIDATION ETC.): subject to the provisions of the Banking Act 1959 (Commonwealth), not present any application or pass any resolution for the liquidation of the Servicer, or, subject to clause 16.26(i), enter into any scheme of arrangement, merger or consolidation with any other person or enter into any other scheme under which the Servicer ceases to exist, the assets or liabilities of the Servicer are vested in or assumed by any other person or either of those events occur;

         (k) (PAY TAX): duly and punctually file all returns in respect of Tax which are required to be filed and pay, or procure payment when due, all Taxes and other outgoings payable by it as and when the same respectively become due and payable other than outgoings which are being contested in good faith and promptly pay or cause to be paid those contested outgoings after the final determination or settlement of such contest;

         (l) (NOT SET-OFF): not, without the prior consent of the Trustee, apply, transfer or set off the whole or any part of any amount payable or owed to the Servicer or to which the Servicer is entitled under this Deed or any other Transaction Document for the Series Trust towards satisfaction of any obligation with is owed by the Servicer to the Trustee or the Manager under this Deed or any other Transaction Document for the Series Trust, other than as contemplated under this Deed or any other Transaction Document for the Series Trust;

[LOGO] ERNST & YOUNG                                                  Appendix 1



         (m) (NOT CLAIM ASSETS OF SERIES TRUST): other than as a Secured Creditor, not claim any Security Interest, lien or other possessory right in any of the Assets of the Series Trust;

         (n) (NOTIFY CLAIMS): following receipt of actual notice of a claim by a third party with respect to a challenge to the sale and/or assignment to the Trustee of any Mortgage Loan Rights forming part of the Assets of the Series Trust, promptly give notice in writing of such action or claim to the Trustee and the Manager;

         (o) (NOT ENCUMBER MORTGAGE LOAN RIGHTS): not transfer, assign, exchange or otherwise grant a Security Interest over the whole or any part of its right, title and interest in and to any Mortgage Loan Rights forming part of the Assets of the Series Trust;

         (p) (GIVE ACCURATE INFORMATION TO RATING AGENCIES): use reasonable efforts to cause all information provided by it to any Rating Agency in relation to the Series Trust to be complete and accurate in all material respects;

         (q) (FOLLOW DIRECTIONS OF TRUSTEE AFTER PERFECTION OF TITLE EVENT): upon being directed to do so by the Trustee following the occurrence of a Perfection of Title Event, promptly take all action required or permitted by law to assist the Trustee and the Manager to perfect the Trustee's legal title to the Mortgage Loan Rights forming part of the Assets of the Series Trust in accordance with the requirements of this Deed;

          (r) (COMPLY WITH OTHER UNDERTAKINGS): comply with all other undertakings given by the Servicer in this Deed or the other Transaction Document relating to the Series Trust;

          (s) (DIRECT RECEIPTS): subject to clause 22, take all steps to ensure that:

                  (i) while the Collections Account is maintained with the Servicer, the amounts referred to in clause 22.5 are paid into the Collections Account in accordance with that clause; or

                  (ii) if the Servicer is not an Eligible Depository, all payments received during the corresponding Collection Period under or in respect of the Mortgage Loans (other than insurance premiums and related charges) are deposited into the Collections Account no later than 5 Business Days following receipt;

         (t) (COLLECT ALL MONEYS DUE): make reasonable efforts to collect all moneys due under the terms and provisions of the Mortgage Loan Rights of the Series Trust and, to the extent such efforts will be consistent with this Deed, follow such normal collection procedures as it deems necessary and advisable;

         (u) (ENFORCEMENT OF MORTGAGE LOANS): if a Material Default has occurred and is continuing with respect to a Mortgage Loan Right forming part of the Assets of the Series Trust, take such action on such basis as the Trustee and the Servicer may agree (in accordance and in conjunction with the Servicer's normal enforcement procedures) to enforce such Mortgage Loan Rights (but only to the extent that the Servicer determines that enforcement proceedings should be taken) so as to maximise the return to the Securityholders, taking into account, inter alia, the timing of any enforcement proceedings and any relevant terms of any Support Facility provided that the Servicer will not be required to institute litigation with respect to collection of any payment if there are reasonable grounds for believing the provisions of those Mortgage Loan Rights under which such payment is required are unenforceable or the payment is uncollectible; and

         (v) (MAINTAIN TITLE): take such steps as are necessary to maintain the Trustee's title to the Mortgage Loan Rights of the Series Trust.

16.27    SERVICER HOLDING ASSETS OF THE SERIES TRUST

         The obligation of the Servicer set out in clauses 22.4 and 22.5 in relation to the payment of amounts into the Collections Account is the full extent of the Servicer's obligation in respect of such moneys and the Servicer has no obligation or liability whatsoever to account to the Trustee for any interest, income or other benefit derived in connection with any payments received by it under or in respect of the Mortgage Loans.

16.28    SERVICER'S POWER TO DELEGATE

         The Servicer, for the purposes of carrying out and performing its duties and obligations in relation to the Series Trust, may:

[LOGO] ERNST & YOUNG                                                  Appendix 1


         (a) (APPOINT ATTORNEYS): by power of attorney appoint any person to be attorney or agent of the Servicer for those purposes and with those powers, authorities and discretions (not exceeding those vested in the Servicer) as the Servicer thinks fit including, without limitation, a power to sub-delegate and a power to authorise the issue in the name of the Servicer of documents bearing facsimile signatures of the Servicer or of the attorney or agent either with or without proper manuscript signatures of its officers on them; and

          (b) (APPOINT AGENTS): appoint by writing any person to be agent of the Servicer as the Servicer thinks necessary or proper and with those powers, authorities and discretions (not exceeding those vested in the Servicer) as the Servicer thinks fit, provided that, in each such case, except as provided in any Transaction Documents, the Servicer must not delegate to such third parties a material part of its powers, duties and obligations as Servicer in relation to Mortgage Loans forming part of the Assets of the Series Trust.

16.29    SERVICER MAY REPLACE OR SUSPEND ATTORNEYS

                  The Servicer may replace or suspend any attorney, agent or sub-agent appointed under clause 16.28 for any cause or reason as the Servicer may in its sole discretion think sufficient with or without assigning any cause or reason.

16.30    SERVICER REMAINS LIABLE

         The Servicer at all times remains liable for:

         (a) (ACTS, OMISSIONS): the acts or omissions of any person appointed under clause 16.28, insofar as the acts or omissions constitute a breach by the Servicer of its obligations under this Deed; and

         (b) (PAYMENT): the payment of fees to any person appointed under clause 16.28.

[LOGO] ERNST & YOUNG

APPENDIX 2



      #          USAP REQUIREMENT                                               TRUST DEED REQUIREMENT (INCLUDING 2003-1G
                                                                                SUPPLEMENTARY NOTICE)

      1.         MORTGAGE PRINCIPAL, INTEREST AND
                 AMORTISATION

      1.1        Reconciliations shall be prepared on                           CLAUSE 22.8
                 a monthly basis for all custodial bank                         The Collections Account and all rights to it and the
                 accounts and related bank clearing                             funds standing to its credit from time to time is an
                 accounts.  These reconciliations shall:                        Asset of Series Trust.  At all times the Collections
                                                                                Account will be under the sole control of the
                 o    be mathematically accurate;                               Trustee.
                 o    be prepared within forty-five (45)
                      calendar days after the cutoff date;
                 o    be reviewed and approved by someone
                      other than the person who prepared the
                      reconciliation; and
                 o    document explanations for
                      reconciling items.  These reconciling
                      items shall be resolved within ninety
                      (90) calendar days of their original
                      identification.


      1.2        Funds of the servicing entity shall be advanced                N/A - overdraft facilities are not available on loan
                 in cases where there is an overdraft in an                     accounts in Medallion 2003-1G.
                 investor's or a  mortgagor's account.

      1.3        Each custodial account shall be maintained at a                CLAUSE 22.1
                 federally insured depository institution in trust for          The Trustee will establish and maintain in the State
                 the applicable investor                                        of New South Wales (or in such other place as the
                                                                                Manager selects from time to time), in  accordance
                                                                                with this clause 22, an account in the name of the
                                                                                Trustee which must be an Eligible Deposit Account.


      1.4        Escrow funds held in trust for a mortgagor shall be            N/A
                 returned to the mortgagor within (30) calendar days
                 of payoff of the mortgage loan


      1.5        N/A                                                            CLAUSE 16.3(b)
                                                                                The Servicer must ensure that the servicing of
                                                                                the Mortgage Loan Rights which from time to time
                                                                                form part of the  Assets of the Series Trust
                                                                                (including  the exercise of the express powers
                                                                                set out in  this  clause 16) is:

                                                                                   o  (In accordance with Servicing Standards): to
                                                                                      the extent that this clause 16 does not
                                                                                      provide otherwise, in accordance with the
                                                                                      Servicing Standards.


                                                                                                                                   1

 [Logo] ERNST & YOUNG                                                                                                     Appendix 2


      2.         MORTGAGE PAYMENTS

      2.1        Mortgage payments shall be deposited                           MTD 15.2(i)
                 into the custodial bank accounts and                           The manager covenants with the Trustee in
                 related bank clearing accounts                                 respect of each Series Trust that it will
                 within two business days of receipt                            until the Series Trust is terminated in
                                                                                accordance with this Deed or until it has
                                                                                retired or been removed as Manager in
                                                                                accordance with this Deed:

                                                                                o  (Pay Trustee): pay to the Trustee within
                                                                                   one Business Day of receipt of all money that
                                                                                   is payable by the Manager to the Trustee
                                                                                   under this Deed or the Corresponding Series
                                                                                   Supplement in relation to the Series Trust;

                                                                                CLAUSE 22.4
                                                                                Subject to clauses 22.5 and 22.11, the
                                                                                Servicer and each Seller, as applicable,
                                                                                must deposit in the Collections Account each
                                                                                amount comprising a Collection received by
                                                                                the Servicer or otherwise payable by that
                                                                                Seller or the Servicer or debited by the
                                                                                Servicer as contemplated by clause 22.4(a)
                                                                                within 5 Business Days of:

                                                                                o  (Receipt or Set-off): receipt of the
                                                                                   Collection by the Servicer or the debiting of
                                                                                   the Collection by the Services against an
                                                                                   account pursuant to a right of set-off or
                                                                                   right to combine accounts; or

                                                                                o  (Where otherwise payable): where
                                                                                   Collections are not received by the Servicer
                                                                                   but are otherwise payable by the Servicer or
                                                                                   a Seller in accordance with clauses 14,
                                                                                   15.1(j), 16, 18, 24, 25, 26 or 30 of this
                                                                                   Deed, when they fall due for payment to the
                                                                                   Trustee from the Servicer or that Seller.

                                                                                CLAUSE 22.5
                                                                                If the Collections Account is permitted to
                                                                                be maintained with the Servicer and:

                                                                                o  (A-1+/P-1 Rating): the Servicer is
                                                                                   assigned short term credit ratings by the
                                                                                   Rating Agencies of no lower than A-1+ (in
                                                                                   the case of S&P) and no lower than P-1 (in
                                                                                   the case of Moody's), then the Servicer will
                                                                                   be entitled to retain any Collections in
                                                                                   respect of a Collection Period until 10.00
                                                                                   am on the Business Day which is two Business
                                                                                   Days preceding the Distribution Date for the
                                                                                   Collection Period;

                                                                                o  (A-1/P-1 Rating): the Servicer does not
                                                                                   have all the applicable credit ratings
                                                                                   specified in clause 22.5(a), but is assigned
                                                                                   short term credit ratings of no lower than
                                                                                   A-1 (in the case of S&P) and no lower than
                                                                                   P-1 (in the case of Moody's), then the
                                                                                   Servicer will be entitled to retain any
                                                                                   Collections in respect of a Collection
                                                                                   Period until 10.00 am on the Business Day
                                                                                   which is the earlier of two Business Days
                                                                                   preceding the Distribution Date for the
                                                                                   Collection Period and 30 days from receipt
                                                                                   of such Collections, provided that while the
                                                                                   sum of:

                                                                                   o  all Collections then held by the Servicer; and

                                                                                   o  the aggregate value of the Authorised
                                                                                      Short-Term Investments in relation to the
                                                                                      Series Trust which are with, or issued by, a
                                                                                      bank or financial institution which then has
                                                                                      assigned to it by S&P a short term credit
                                                                                      rating of A-1,

                                                                                   exceeds 20% of the then aggregate of the
                                                                                   Stated Amounts of the Securities, the
                                                                                   Servicer will only be entitled to retain any
                                                                                   additional Collections received in respect of
                                                                                   a Collections Period until 10.00 am on the
                                                                                   Business Day which is 2 Business Days from
                                                                                   the receipt of such Collections; or

                                                                                o  (Lower than A-1/P-1 Rating): the Servicer has
                                                                                    no credit ratings or is assigned a short term
                                                                                    credit rating by the Rating Agencies lower
                                                                                    than A-1 (in the case of S&P) and lower than
                                                                                    P-1 (in the case of Moody's), then the
                                                                                    Servicer will be entitled to retain any
                                                                                    Collections, in respect of a Collection
                                                                                    Period until 10.00 am on the Business Day
                                                                                    which is two Business Days from receipt of
                                                                                    such Collections,

                                                                                and must at that time pay such Collections
                                                                                into the Collections Account together with an
                                                                                amount of interest (in the case of paragraphs
                                                                                (a) and (b)) equal to the amount that
                                                                                would have been earned had such Collections
                                                                                been paid into the Collections Account within
                                                                                5 Business Days of their receipt by the
                                                                                Servicer.


                                                                                                                                   2

 [Logo] ERNST & YOUNG                                                                                                     Appendix 2

      2.         MORTGAGE PAYMENTS (cont.)

      2.2        Mortgage payments made in accordance                           CLAUSE 16.26(t)
                 with the mortgagor's loan documents                            The Servicer further undertakes for the benefit of
                 shall be posted to the applicable                              the Trustee, the Manager, the Security holders and
                 mortgagor records within two business days                     the Unitholders that it will:
                 of receipt
                                                                                o  (Collect all moneys due): make reasonable
                                                                                   to collect all moneys due under the terms and
                                                                                   provisions of the Mortgage Loan Rights of the
                                                                                   Series Trust and, to the extent such efforts
                                                                                   will be consistent with this Deed, follow such
                                                                                   normal collection procedures as it deems
                                                                                   necessary and advisable.


      2.3        Mortgage payments shall be allocated to                        CLAUSE 16.26(t)
                 principal, interest, insurance, taxes or other                 The Servicer further undertakes for the
                 escrow items in accordance with the mortgagor's                benefit of the Trustee, the Manager, the
                 loan documents                                                 Security holders and the Unitholders that it
                                                                                will:

                                                                                o  (Collect all moneys due): make reasonable
                                                                                   efforts to collect all moneys due under the
                                                                                   terms and provisions of the Mortgage
                                                                                   Loan Rights of the Series Trust and,
                                                                                   to the extent such efforts will be consistent
                                                                                   with this Deed, follow such normal collection
                                                                                   procedures as it deems necessary and
                                                                                   advisable.

     2.4         Mortgage payments identified as loan                           CLAUSE 16.6(f)
                 payoffs shall be allocated in accordance                       The Servicer undertakes for the benefit of
                 with the mortgagor's loan documents                            the Trustee, that it will either directly
                                                                                (including by the exercise of its delegated
                                                                                powers under this Deed and the Master Trust
                                                                                Deed from the Trustee and the Sellers) or
                                                                                indirectly:

                                                                                o  (Make calculations): upon receipt of notice
                                                                                   that a Borrower desires to repay a Mortgage
                                                                                   Loan in full, prepare and make available
                                                                                   documentation and make such calculations as
                                                                                   are necessary to enable the rpmt of the
                                                                                   Mortgage Loan and discharge of the
                                                                                   corresponding Mortgage and any Collateral
                                                                                   Securities (provided that the Servicer is not
                                                                                   required to discharge a Mortgage or
                                                                                   Collateral Securities if they also secure
                                                                                   another Mortgage Loan or an Other Loan)

     2.5         N/A                                                            CLAUSE 16.9
                                                                                Variation or Relaxation of Terms of Mortgage Loans

                                                                                a) (Variations): Subject to clauses 16.9(b)
                                                                                   and 16.25, the Servicer may vary, extend or
                                                                                   relax the time to maturity, the terms of rpmt
                                                                                   or any other term of a Mortgage Loan and its
                                                                                   related Mortgage and First Layer of
                                                                                   Collateral Securities which are then Assets
                                                                                   of the Series Trust.

                                                                                b) (Limitations on variations): Except as
                                                                                   contemplated by clause 16.14 or where a
                                                                                   Mortgage Loan is regarded as having been
                                                                                   repaid in full as provided in clause
                                                                                   16.20(b), the Servicer must not grant any
                                                                                   extension of the time to maturity of a
                                                                                   Mortgage Loan which is then an Asset of the
                                                                                   Series Trust beyond 30 years from the
                                                                                   Settlement Date for the Mortgage Loan or
                                                                                   allow any reduced monthly payment that
                                                                                   would result in such an extension.



                                                                                                                                   5

 [Logo] ERNST & YOUNG                                                                                                     Appendix 2


     3           DISBURSEMENTS

     3.1         Disbursements made via wire transfer                           CLAUSE 16.26(h)
                 on behalf of a mortgagor or investor                           The Servicer further undertakes for the
                 shall be made only by authorized                               benefit of the Trustee, the Manager, the
                 personnel.                                                     Security holders and the Unitholders that it
                                                                                will:

                                                                                o   (Authorisations): obtain and maintain all
                                                                                    authorisations, filings and registrations
                                                                                    Snecessary to properly service the Mortgage
                                                                                    Loans.

     3.2         Disbursements made on behalf of a                              MTD 15.2(i)
                 mortgagor or investor shall be                                 The  manager covenants with the Trustee in
                 posted within two business days to                             respect of each Series Trust that it will until
                 the mortgagor's or investor's records                          the Series Trust is terminated in accordance
                 maintained by the servicing entity.                            with this Deed or until it has retired or
                                                                                been removed as Manager in accordance with
                                                                                this Deed:

                                                                                o  (Pay Trustee): pay to the Trustee within
                                                                                   one Business Day of receipt of all money that
                                                                                   is payable by the Manager to the Trustee
                                                                                   under this Deed or the Corresponding Series
                                                                                   Supplement in relation to the Series Trust;

                                                                                CLAUSE 22.6
                                                                                Subject to this Deed, the Trustee will
                                                                                withdraw funds from the Collections Account
                                                                                and apply the same when necessary for the
                                                                                following outgoings:

                                                                                o  (Payments to Securityholders and
                                                                                   Unitholders): making payments to the
                                                                                   Securityholders or the Unitholders;

                                                                                o  (Eligible Investments): purchasing
                                                                                   Authorised Short-Term Investments in
                                                                                   compliance with this Deed and making payments
                                                                                   required in connection with Authorised
                                                                                   Short-Term Investments;

                                                                                o  (Expenses and Taxes): paying Expenses and
                                                                                   Taxes in accordance with this Deed or the
                                                                                   Master Trust Deed; and

                                                                                o  (Other payments): making payments, in
                                                                                   accordance with the Transaction Documents to
                                                                                   (or at the direction of) the Trustee, the
                                                                                   Manager, the Servicer, the Security Trustee,
                                                                                   any Support Facility Provider or any other
                                                                                   Creditor of the Series Trust.

     3.3         Tax and insurance payments shall be                            N/A - to loans in Australia
                 made on or before the penalty or
                 insurance policy expiration dates,
                 as indicated on tax bills and
                 insurance premium notices,
                 respectively, provided that such
                 support has been received by the
                 servicing entity at least thirty
                 (30) calendar days prior to these
                 dates

     3.4         Any late payment penalties paid in                             N/A - to loans in Australia
                 conjunction with the payment of any
                 tax bill or insurance premium notice
                 shall be paid from the servicing
                 entity's funds and not charged to
                 the mortgagor, unless the late
                 payment was due to the mortgagor's
                 error or omission

     3.5         Amounts remitted to investors per the                          MTD 23 (IN SUMMARY)
                 servicer's investor reports                                    Clause 23 includes provisions covering
                 shall agree with canceled checks or                            monies payable by Trustees to investors of
                 other forms of payment, or                                     the Series Trust and the methods by which
                 custodial bank statements                                      such monies can be paid.

                                                                                CLAUSE 8.1 Prior to each Distribution Date,
                                                                                based on information provided by the
                                                                                Servicer, the Manager must make all necessary
                                                                                determinations to enable the Trustee to make
                                                                                the payments or allocations to be made by the
                                                                                Trustee on that Distribution Date pursuant to
                                                                                this Deed (including, for the first
                                                                                Distribution Date, the aggregate of the
                                                                                Accrued Interest Adjustment) and must give to
                                                                                the Trustee a written direction by 11 am
                                                                                (Sydney time) on the Business Day prior to
                                                                                each Distribution Date in relation to the
                                                                                payments and allocations to be made on that
                                                                                Distribution Date in accordance with this
                                                                                Deed.

     3.6         Unissued checks shall be safeguarded                           MTD CLAUSE 23.3
                 so as to prevent unauthorized access                           The Trustee must prepare or cause to be
                                                                                prepared all cheques and notices which are to
                                                                                be issued in relation to a Series Trust and
                                                                                stamp the same as required by law at the
                                                                                expense of the relevant Series Trust, and the
                                                                                Trustee must sign (by autographical,
                                                                                mechanical or other means) such cheques for
                                                                                despatch by the day on which they ought to be
                                                                                despatched.


                                                                                                                                  4

 [Logo] ERNST & YOUNG                                                                                                    Appendix 2


     4.          INVESTOR ACCOUNTING AND REPORTING

     4.1         The servicing entity's investor reports                        MTD 15.2(j)
                 The manager covenants with the Trustee in                      respect of each Series Trust that it will
                 shall agree with, or reconcile to,                             until the Series Trust is terminated in
                 investors' records on a monthly basis                          accordance with this Deed or until it has
                 as to the total unpaid principal balance                       retired or been removed as Manager in
                 and number of loans serviced by the                            accordance with this Deed:
                 servicing entity
                                                                                o  (Audited Accounts): give the Trustee the
                                                                                   audited Accounts of the Manager for each
                                                                                   financial year of the manager within 120 days
                                                                                   of the end of that year;

                                                                                MTD 22.1
                                                                                The Trustee must keep accounting records
                                                                                which correctly record and explain all
                                                                                amounts paid and received by the Trustee with
                                                                                respect to each Series Trust. The Manager
                                                                                must keep accounting records which correctly
                                                                                record and explain all other transactions and
                                                                                the financial position of each Series Trust.
                                                                                The Manager and the Trustee from time to time
                                                                                upon request must provide each other with any
                                                                                information necessary to enable the Manager
                                                                                and the Trustee to perform their respective
                                                                                functions under this clause 22. Based on
                                                                                these records, the Manager must keep at its
                                                                                principal place of business (or another place
                                                                                approved by the Trustee) proper books of
                                                                                account in relation to each Series Trust that
                                                                                enable the Accounts in relation to the Series
                                                                                Trust to be prepared and audited in
                                                                                accordance with this Deed. The books of
                                                                                account in relation to a Series Trust must be
                                                                                open to inspection by the Manager, the
                                                                                Trustee, the Nominated Servicer for the
                                                                                Series Trust and the Auditor in relation to a
                                                                                Series Trust. Separate books of account must
                                                                                be maintained for each Series Trust.

                                                                                MTD 22.2
                                                                                The Accounts for each Series Trust must be
                                                                                maintained in accordance with the Approved
                                                                                Accounting Standards. Subject to compliance
                                                                                with the Approved Accounting Standards, the
                                                                                Accounts for each Series Trust may be varied,
                                                                                augmented or limited as it is determined by
                                                                                the Manager, considered necessary by the
                                                                                Trustee or requested by the Auditor.

                                                                                MTD 22.3
                                                                                The Manager must ensure that the Accounts of
                                                                                a Series Trust are audited as at the end of
                                                                                each Financial Year of the Series Trust and
                                                                                reported on by the Auditor of the Series
                                                                                Trust in accordance with the Corporations Law
                                                                                within 120 days of the end of the Financial
                                                                                Year.

                                                                                CLAUSE 8.1
                                                                                Prior to each Distribution Date, based on
                                                                                information provided by the Servicer, the
                                                                                Manager must make all necessary
                                                                                determinations to enable the Trustee to make
                                                                                the payments or allocations to be made by the
                                                                                Trustee on that Distribution Date pursuant to
                                                                                this Deed (including, for the first
                                                                                Distribution Date, the aggregate of the
                                                                                Accrued Interest Adjustment) and must give to
                                                                                the Trustee a written direction by 11 am
                                                                                (Sydney time) on the Business Day prior to
                                                                                each Distribution Date in relation to the
                                                                                payments and allocations to be made on that
                                                                                Distribution Date in accordance with this
                                                                                Deed.


                                                                                                                                  5

 [Logo] ERNST & YOUNG                                                                                                    Appendix 2


     5.          MORTGAGE LOAN ACCOUNTING

     5.1         The servicing entity's mortgage loan                           MTD 22.1
                 records shall agree with, or reconcile to,                     The Trustee must keep accounting records
                 the records of mortgagors with respect                         which correctly record and explain all
                 to the unpaid principal balance on a                           amounts paid and received by the Trustee with
                 monthly basis                                                  respect to each Series Trust. The Manager
                                                                                must keep accounting records which correctly
                                                                                record and explain all other transactions and
                                                                                the financial position of each Series Trust.
                                                                                The Manager and the Trustee from time to time
                                                                                upon request must provide each other with any
                                                                                information necessary to enable the Manager
                                                                                and the Trustee to perform their respective
                                                                                functions under this clause 22. Based on
                                                                                these records, the Manager must keep at its
                                                                                principal place of business (or another place
                                                                                approved by the Trustee) proper books of
                                                                                account in relation to each Series Trust that
                                                                                enable the Accounts in relation to the Series
                                                                                Trust to be prepared and audited in
                                                                                accordance with this Deed. The books of
                                                                                account in relation to a Series Trust must be
                                                                                open to inspection by the Manager, the
                                                                                Trustee, the Nominated Servicer for the
                                                                                Series Trust and the Auditor in relation to a
                                                                                Series Trust. Separate books of account must
                                                                                be maintained for each Series Trust.

                                                                                MTD 22.2
                                                                                The Accounts for each Series Trust must be
                                                                                maintained in accordance with the Approved
                                                                                Accounting Standards. Subject to compliance
                                                                                with the Approved Accounting Standards, the
                                                                                Accounts for each Series Trust may be varied,
                                                                                augmented or limited as it is determined by
                                                                                the Manager, considered necessary by the
                                                                                Trustee or requested by the Auditor.

                                                                                CLAUSE 16.3(b)

                                                                                The Servicer must ensure that the servicing
                                                                                of the Mortgage Loan Rights which from time
                                                                                to time form part of the Assets of the Series
                                                                                Trust (including the exercise of the express
                                                                                powers set out in this clause 16) is:

                                                                                o  (In accordance with Servicing Standards): to
                                                                                   the extent that this clause 16 does not
                                                                                   provide otherwise, in accordance with the
                                                                                   Servicing Standards.

     5.2        Adjustments on ARM loans shall be                               CLAUSE 13.1(a)
                computed based on the related                                   As at the Cut-Off Date, CBA represents and
                mortgage note and any ARM rider                                 warrants, for itself and for Homepath, to the
                                                                                Trustee in respect of each Mortgage Loan
                                                                                that:

                                                                                o  (Mortgage complied with laws): at the time
                                                                                   that the relevant Seller entered into the
                                                                                   Mortgage relating to the Mortgage Loan, the
                                                                                   Mortgage complied in all material respects
                                                                                   with applicable laws (including applicable
                                                                                   Consumer Credit Code laws)

     5.3         Escrow accounts shall be analyzed, in                          N/A
                 accordance with the mortgagor's loan
                 documents, on at least an annual basis

     5.4         Interest on escrow accounts shall be                           N/A
                 paid, or credited, to mortgagors in
                 accordance with the applicable state
                 laws


     6.          DELINQUENCIES

     6.1         Records documenting collection efforts                         Clause  16.3(b)
                 shall be maintained during the period a                        The Servicer must ensure that the servicing of the
                 loan is in default and shall be updated                        Mortgage Loan Rights which from time to time form
                 at least monthly.  Such records shall                          part of the Assets of the Series Trust
                 describe the entity's activities in                            (including the exercise of the express powers
                 monitoring delinquent loans including,                         set out in this clause 16) is:
                 for example,  phone calls,  letters and                        (In accordance with Servicing Standards): to
                 mortgage payment rescheduling plans                            the extent that this clause 16 does not
                 in cases where the delinquency is                              provide otherwise, in accordance with the
                 deemed temporary (e.g., illness or                             Servicing Standards.
                 unemployment.

     6.2         N/A                                                            Clause 16.6(c)
                                                                                The Servicer undertakes for the benefit of
                                                                                the Trustee, that it will either directly
                                                                                (including by the exercise of its delegated
                                                                                powers under this Deed and the Master Trust
                                                                                Deed from the Trustee and the Sellers) or
                                                                                indirectly:

                                                                                o  (Comply with Mortgage Insurance Polices):
                                                                                   notwithstanding any other provision in this
                                                                                   Deed, comply with its material obligations
                                                                                   under any Mortgage Insurance Policy in
                                                                                   respect of Mortgage Loans then forming part
                                                                                   of the Assets of the Series Trust.


                                                                                                                                  6


 [Logo] ERNST & YOUNG                                                                                                    Appendix 2


     7.          INSURANCE POLICIES

     7.1         A fidelity bond and errors and                                 N/A -- no specific insurance requirement imposed
                 omissions policy shall be in effect on                         as a result of securitisation.  Not a standard in
                 the servicing entity throughout the                            Australia.
                 reporting period in the amount of
                 coverage represented to investors
                 in management's assertion

     7.1         N/A                                                            CLAUSE 16.6(a)
                                                                                The Servicer undertakes for the benefit of
                                                                                the Trustee, that it will either directly
                                                                                (including by the exercise of its delegated
                                                                                powers under this Deed and Master Trust Deed
                                                                                from the Trustee and the Sellers) or
                                                                                indirectly:

                                                                                o  (Comply with Mortgage Insurance Policies):
                                                                                   notwithstanding any other provision in this
                                                                                   Deed, comply with its material obligations
                                                                                   under any Mortgage Insurance Policy in
                                                                                   respect of Mortgage Loans then forming part
                                                                                   of the Assets of the Series Trust.


     8.          OTHER
                                                                                CLAUSE 16.8
     8.1         N/A                                                            Release or Substitution of Security

                                                                                a) (Substitution and release): The Servicer
                                                                                   may, in relation to a Mortgage Loan which is
                                                                                   then an Asset of the Series Trust, release or
                                                                                   substitute any corresponding Mortgage or
                                                                                   First Layer of Collateral Security provided
                                                                                   that this is in accordance with the
                                                                                   corresponding Mortgage Insurance Policy and
                                                                                   the Servicing Guidelines.

                                                                                b) (Indemnity): The Servicer indemnifies the
                                                                                   Trustee (whether on its own account or for
                                                                                   the account of the Securityholders of the
                                                                                   Series Trust) against any costs (including
                                                                                   legal costs charged at the usual commercial
                                                                                   rates of the relevant legal services
                                                                                   provider), damages or loss it suffers as a
                                                                                   result of any release or substitution of any
                                                                                   Mortgage or First Layer of Collateral
                                                                                   Securities which then are Assets of the
                                                                                   Series Trust not being in accordance with
                                                                                   clause 16.8(a). The amount of the costs,
                                                                                   damages and loss is to be determined by
                                                                                   agreement between the Trustee and the
                                                                                   Servicer or, failing agreement, by the
                                                                                   Servicer's external auditors. The amount
                                                                                   cannot exceed the principal amount
                                                                                   outstanding in respect of the Mortgage Loan
                                                                                   (as recorded on the Mortgage Loan System) and
                                                                                   any accrued but unpaid interest and any
                                                                                   outstanding fees in respect of the Mortgage
                                                                                   Loan (calculated at the time of Agreement
                                                                                   between the Trustee and the Servicer or by
                                                                                   the Servicer's external auditors, as the case
                                                                                   may be).


                                                                                                                                  7